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                                                                  EXHIBIT 10.52


                              OMNIBUS AMENDMENT

        THIS OMNIBUS AMENDMENT (the or this "Omnibus Amendment") dated as of June 16, 1995 is among FOOTHILL CAPITAL CORPORATION, a California corporation (the "Company"), and each of the institutions which is signatory to this Omnibus Amendment.

                                  RECITALS:

        A. The Company currently has outstanding indebtedness evidenced by promissory notes (collectively, the "Outstanding Notes") described as follows:

        1. $41,000,000 original principal amount of 9.80% Senior Notes due December 1, 1999 (the "9.80% Senior Notes") and originally issued pursuant to the separate and several Note Agreements each dated as of January 23, 1990 as supplemented or amended (collectively, the "January 23, 1990 Note Agreements");

        2. $2,000,000 original principal amount of 10.10% Senior Notes due April 30, 1996 (the "10.10% Senior Notes") and originally issued pursuant to the separate and several Loan Agreements each dated as of May 8, 1991 (collectively, the "May 8, 1991 Loan Agreements");

        3. $5,000,000 original principal amount of 8.98% Senior Notes due January 15, 1996 (the "8.98% Senior Notes") and originally issued pursuant to the separate and several Note Agreements each dated as of January 31, 1992 (collectively, the "January 31, 1992 Note Agreements");

        4. $5,000,000 original principal amount of 9.44% Senior Notes due January 15, 1997 (the "9.44% Senior Notes") and originally issued pursuant to the January 31, 1992 Note Agreements;

        5. $40,000,000 original principal amount of 9.25% Senior Notes due March 31, 1999 (the "9.25% Senior Notes") and originally issued pursuant to the separate and several Note Agreements each dated as of April 29, 1992 (collectively, the "April 29, 1992 Note Agreements");

        6. $5,000,000 original principal amount of 6.77% Senior Notes, Series A, due December 1, 1996 (the "6.77% Senior Notes") and originally issued pursuant to the separate and several Note Agreements each dated as of November 1, 1992 (collectively, the "November 1, 1992 Note Agreements");

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        7.      $23,000,000 original principal amount of 7.31% Senior Notes,
Series B, due December 1, 1997 (the "7.31% Senior Notes") and originally issued pursuant to the November 1, 1992 Note Agreements;

        8. $17,000,000 original principal amount of 7.93% Senior Notes, Series C, due December 1, 1999 (the "7.93% Senior Notes") and originally issued pursuant to the November 1, 1992 Note Agreements;

        9. $15,000,000 original principal amount of 5.54% Senior Notes, Series A, due November 15, 1996 (the "5.54% Senior Notes") and originally issued pursuant to the separate and several Note Agreements each dated as of October 1, 1993 (collectively, the "October 1, 1993 Note Agreements");

        10. $5,000,000 original principal amount of 5.89% Senior Notes, Series B, due November 15, 1997 (the "5.89% Senior Notes") and originally issued pursuant to the October 1, 1993 Note Agreements;

        11. $25,000,000 original principal amount of 6.23% Senior Notes, Series C, due November 15, 1998 (the "6.23% Senior Notes") and originally issued pursuant to the October 1, 1993 Note Agreements;

        12. $15,000,000 original principal amount of 6.56% Senior Notes, Series D, due November 15, 2000 (the "6.56% Senior Notes") and originally issued pursuant to the October 1, 1993 Note Agreements;

        13. $20,000,000 original principal amount of 8.06% Senior Notes due May 15, 1997 (the "8.06% Senior Notes") and originally issued pursuant to a Note Agreement dated as of November 1, 1994 (the "November 1, 1994 Note Agreement");

        14. $4,000,000 original principal amount of 10.60% Senior Subordinated Notes due December 1, 1999 (the "10.60% Senior Subordinated Notes") and originally issued pursuant to the January 23, 1990 Note Agreements;

        15. $5,000,000 original principal amount of 11.26% Senior Subordinated Notes due April 30, 2000 (the "11.26% Senior Subordinated Notes") and originally issued pursuant to the May 8, 1991 Loan Agreements;

        16. $8,000,000 original principal amount of 8.93% Senior Subordinated Notes due December 1, 2002 (the "8.93% Senior Subordinated
Notes") and originally issued pursuant to the November 1, 1992 Note Agreements;


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        17.     $25,000 original principal amount of 7.46% Senior Subordinated
Notes due November 15, 1003 (the "7.46% Senior Subordinated Notes") and originally issued pursuant to the October 1, 1993 Note Agreements;

        18. $5,000,000 original principal amount of 11.82% Junior Subordinated Notes due December 1, 1999 (the "11.82% Junior Subordinated Notes") and originally issued pursuant to the January 23, 1990 Note Agreements;

        19. $5,000,000 original principal amount of 12.26% Junior Subordinated Notes due April 30, 2000 (the "12.26% Junior Subordinated Notes") and originally issued pursuant to the May 8, 1991 Loan Agreements;

        20. $2,000,000 original principal amount of 9.93% Junior Subordinated Notes due December 1, 2002 (the "9.93% Junior Subordinated
Notes") and originally issued pursuant to the November 1, 1992 Note Agreements.

        The January 23, 1990 Note Agreements, the May 8, 1991 Loan Agreements, the January 31, 1992 Note Agreements, the April 29, 1992 Note Agreements, the November 1, 1992 Note Agreements, the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreements are hereinafter referred to collectively, as the "Note Agreements".

        B. The Note Agreements provide that they may be amended with the consent of a certain percentage of the holders of the Outstanding Notes as defined in each Note Agreement as follows:

        1. The January 23, 1990 Note Agreements provide that they may be amended with the consent of the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 9.80% Senior Notes and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 10.60% Senior Subordinated Notes and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 11.82% Junior Subordinated Notes;

        2. The May 8, 1991 Loan Agreements provide that they may be amended with the consent of the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 10.10% Senior Notes and the holders of at least 66 2/3% of the aggregate unpaid amount of the 11.26% Senior Subordinated Notes and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 12.26% Junior Subordinated Notes;

        3. The January 31, 1992 Note Agreements provide that they may be amended with the consent of the holders of at least 66 2/3% of the aggregate unpaid principal amount collectively, of the 8.98% Senior Notes and the 9.44% Senior Notes;



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        4.      The April 29, 1992 Note Agreements provide that they may be amended with the consent of the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 9.25% Senior Notes;

        5. The November 1, 1992 Note Agreements provide that they may be amended with the consent of the holders of at least 75% of the aggregate unpaid principal amount, collectively, of the 6.77% Senior Notes, the 7.31% Senior Notes and the 7.93% Senior Notes, and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 8.93% Senior Subordinated Notes and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 9.93% Junior Subordinated Notes;

        6. The October 1, 1993 Note Agreements provide that they may be amended with the consent of the holders of 66 2/3% of the aggregate unpaid principal amount, collectively, of the 5.54% Senior Notes, the 5.89% Senior Notes, the 6.23% Senior Notes and the 6.56% Senior Notes and the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 7.46% Senior Subordinated Notes; and

        7. The November 1, 1994 Note Agreement provides that it may be amended with the consent of the holders of at least 66 2/3% of the aggregate unpaid principal amount of the 8.06% Senior Notes.

        C. The Company and the holders of the Outstanding Notes now desire to amend each of the Note Agreements in the respects, but only in the respects, hereinafter set forth.

        NOW THEREFORE, the Company and the holders of the Notes signatory to this Omnibus Amendment in consideration of the premises and the sum of ten dollars received by the Company from such holders and other good and valuable consideration, receipt whereof is hereby acknowledged, hereto mutually agree that each of the Note Agreements shall be and is hereby amended in the following respects:

SECTION 1  AMENDMENTS.

        Section 1.1     Amendment to Limitations on Senior Indebtedness.

        (a) Section 9.6A in each of the January 23, 1990 Note Agreements, the May 8, 1991 Loan Agreements, the January 31, 1992 Note Agreements and the April 29, 1992 Note Agreements is hereby amended in its entirety to read as follows:


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        "in the case of the Company, Senior Indebtedness (exclusive of guarantees) not otherwise permitted under this Section, provided that the aggregate amount thereof at any one time outstanding shall not exceed 400% of the Senior Borrowing Base;"

        (b) Section 7.6(a) in the November 1, 1992 Note Agreements is hereby amended in its entirety to read as follows:

        "in the case of the Company, Senior Indebtedness (including, without limitation, reimbursement obligations with respect to guarantees and letters of credit but otherwise excluding guarantees and letters of credit described in
Section 7.10(b)) not otherwise permitted under this Section 7.6, provided that the aggregate amount thereof at any one time outstanding shall not exceed 400% of the Senior Borrowing Base;"

        (c) Section 7.6(a) in each of the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreement is hereby amended in its entirety to read as follows:

        "in the case of the Company, Senior Indebtedness (including, without limitation, reimbursement obligations with respect to guarantees and letters of credit but otherwise excluding guarantees and letters of credit described in
Section 7.9(b)) not otherwise permitted under this Section 7.6, provided that the aggregate amount thereof at any one time outstanding shall not exceed 400% of the Senior Borrowing Base;"

        Section 1.2   Amendment to Limitations on Subordinated Indebtedness

        (a) Section 9.6B in each of the January 23, 1990, the May 8, 1991 Loan Agreements, the January 31, 1992 Note Agreements and the April 29, 1992 Note Agreements as well as Section 7.6(b) in each of the November 1, 1992 Note Agreements, the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreement is hereby amended in its entirety to read as follows:

        "in the case of the Company, Subordinated Indebtedness, provided that the aggregate amount thereof at any one time outstanding shall not exceed 85% of Adjusted Consolidated Net Worth, and provided further that the aggregate amount of Senior Subordinated Indebtedness at any one time outstanding shall not exceed 60% of the sum of (1) Junior Subordinated Indebtedness and
(2) Adjusted Consolidated Net Worth;"




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        Section 1.3     Amendment to Limitations on Dividends and Other
                        Restricted Payments

        (a) Section 9.11A(1) in each of the January 23, 1990 Note Agreements, the May 8, 1991 Loan Agreements, the January 31, 1992 Note Agreements and the April 29, 1992 Note Agreements is hereby amended in its entirety to read as follows:

        "the sum of

               (a) the aggregate amount of all dividends (other than dividends payable solely in Common Shares of the Company) declared during the period commencing January 1, 1995 and ending on the Computation Date (herein called the "Computation Period"), plus

               (b) the aggregate amount of all other Restricted Payments made during the Computation Period (and any commitments for other Restricted Payments during the Computation Period and outstanding on the Computation
Date), plus

               (c) the aggregate amount of all Investments (including outstanding commitments to make or acquire Investments) by the Company and its Restricted Subsidiaries (other that those specified in Subsections A to C. inclusive, of Section 9.10) existing on the Computation Date shall not exceed $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period, and"

        (b) Section 7.11A(1) in the November 1, 1992 Note Agreements is hereby amended in its entirety to read as follows:

        "the sum of

               (a) the aggregate amount of all dividends (other than dividends payable solely in Common Shares of the Company) declared during the period commencing January 1, 1995 and ending on the Computation Date (herein called the "Computation Period"), plus

               (b) the aggregate amount of all other Restricted Payments made during the Computation Period (and any commitments for other Restricted Payments during the Computation Period and outstanding on the Computation
Date), plus


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                (c)     the aggregate amount of all Investments (including
outstanding commitments to make or acquire Investments) by the Company and its Restricted Subsidiaries (other than those specified in subsections (a) to (c), inclusive, of Section 7.10) existing on the Computation Date shall not exceed $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of the Consolidated Net Income for the Computation Period;"

        (c) Section 7.10(a) (1) in each of the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreement is hereby amended in its entirety to read as follows:

        "(1)  the sum of

                (a) the aggregate amount of all dividends (other than dividends payable solely in Common Shares of the Company) declared during the period commencing January 1, 1995 and ending on the Computation Date (herein called the "Computation Period"), plus

                (b) the aggregate amount of all other Restricted Payments made during the Computation Period (and any commitments for other Restricted Payments during the Computation Period and outstanding on the Computation
Date), plus

                (c) the aggregate amount of all Investments (including outstanding commitments to make or acquire Investments) by the Company and its Restricted Subsidiaries (other than those specified in subsections (a) to (c), inclusive, of Section 7.9) existing on the Computation Date, shall not exceed $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;"

Section 1.4     Amendments to Minimum Adjusted Consolidated Net Worth

Section 9.12 of the January 23, 1990 Note Agreements, the May 8, 1991 Loan Agreements, the January 31, 1992 Note Agreements and the April 29, 1992 Note Agreements as well as Section 7.12 of the November 1, 1992 Note Agreements as well as Section 7.11 of the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreement is hereby amended in its entirety to read as follows:

        "The Company will at all times maintain Adjusted Consolidated Net Worth in an amount at least equal to $90,000,000."


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SECTION 2

        Section 2.1 Successors and Assigns. This Omnibus Amendment shall be binding on and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective permitted successors and assigns including each successive holder of any outstanding Note whether or not an express assignment to any such holder of rights under this Omnibus Amendment has been made.

        Section 2.2 Governing Law. This Omnibus Amendment shall be governed by and construed in accordance with the laws of (a) the State of California as it relates to the January 23, 1990 Note Agreements, the May 8, 1991 Loan Agreements and the January 31, 1992 Note Agreements and (b) the State of New York as it relates to the April 29, 1992 Note Agreements, the November 1, 1992 Note Agreements, the October 1, 1993 Note Agreements and the November 1, 1994 Note Agreement.

        Section 2.3 Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each executed counterpart shall constitute an original but all together shall constitute one and the same Omnibus Amendment.

        Section 2.3 Headings. The headings of the sections of this Omnibus Amendment are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

        Section 2.5 References to Note Agreements. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution of this Omnibus Amendment may refer to any Note Agreement without making specific reference to this Omnibus Amendment, but nevertheless all such references shall be deemed to include this Omnibus Amendment unless the context shall otherwise require.






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        IN WITNESS WHEREOF, the parties hereto have caused this Omnibus
Amendment to be executed and delivered, all as of the date first above written.


                                        FOOTHILL CAPITAL CORPORATION


                                        By  /s/  HENRY K. JORDAN
                                            -----------------------------------
                                            Its Senior Vice President and
                                            Chief Financial Officer


                                        By  /s/        KENT W. DAHL
                                            ------------------------------------
                                            Its Senior Vice President/Treasurer




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